UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 16, 2026

Silver bull resources, inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33125	91-1766677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

999 West Hastings Street, Suite 1508 Vancouver BC, Canada		V6C 2W2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	604-687-5800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 16, 2026, Silver Bull Resources, Inc. (“Silver Bull” or the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, three proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 24, 2026. As of the record date, February 19, 2026, a total of 49,292,882 shares of Silver Bull common stock were outstanding and entitled to vote. In total, 12,021,655 shares of Silver Bull common stock were present in person or represented by proxy at the Annual Meeting, which represented approximately 24.4% of the shares outstanding and entitled to vote as of the record date.

At the Annual Meeting, shareholders approved all three proposals that were submitted, (i) electing the slate of four persons to the Company’s Board of Directors, and (ii) ratifying and approving Manning Elliott LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm. There were a total of 5,584,143 broker non-votes. The votes on the proposals were cast as set forth below:

1.                   Proposal No. 1 – Election of Directors. The shareholders elected the entire slate of directors presented to the shareholders. As a result, the Company’s Board of Directors consists of the four persons elected at the Annual Meeting.

Name	For	Withheld
Brian D. Edgar	6,326,616	110,896
Timothy T. Barry	6,326,620	110,892
David T. Underwood	6,337,859	99,653
William F. Matlack	6,326,501	111,011

2.                   Proposal No. 2 – Ratification and approval of the appointment of Manning Elliott LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026.

For	Against	Abstain
11,856,726		45,067

Item 7.01. Regulation FD Disclosure.

On April 16, 2026, the Company issued a press release regarding the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of April 16, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Bull resources, inc.

Date: April 16, 2026	By:	/s/ Christopher Richards
	Name:	Christopher Richards
	Title:	Chief Financial Officer

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